Exhibit 32
SECTION 906 CERTIFICATION
     We, Peter J. Gundermann, Chief Executive Officer of Astronics Corporation (the “Company”)and David C. Burney Chief Financial Officer of Astronics Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
     1. The Quarterly Report on Form 10-Q of the Company for the quarter ended April 1, 2006 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter J. Gundermann
Peter J. Gundermann
Title:	Chief Executive Officer

Dated: May 15, 2006

/s/ David C. Burney
David C. Burney
Title:	Chief Financial Officer

Dated: May 15, 2006
     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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